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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated July 29, 1998 (except with respect to the matters discussed in the third paragraph of Note 1, the second and ninth paragraphs of Note 3, the twelfth paragraph of Note 5 and the twenty-fourth, twenty-eighth and twenty-ninth paragraphs of Note 18, as to which the date is October 15, 1998) included in LG&E Energy Corp.'s Current Report on Form 8-K dated October 16, 1998, into its previously filed Registration Statement Nos. 333-43985, 33-13427, 33-56942, 333-05457, 33-33687, 333-05459, 33-38557,
33-56525 and 33-60765.

Louisville, Kentucky
October 16, 1998